Exhibit 99.1

Vortex and Brimstone Continue to Expand With Higher Grades

Vortex returns 30.5 meters at 780.53 g/t silver and 6.1 meters at 21.12 g/t gold

Brimstone extends north with 5.5 meters at 1,345.27 g/t silver

WINNEMUCCA, NV, September 9, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces additional drill results from the 2025-2026 Exploration Drill Program (the “Drill Program”) at the Hycroft Mine, located in Nevada, USA, a Tier-1 mining jurisdiction.

Vortex Drill Highlights:

●	H26D-6090: 30.5 meters at 780.53 g/t silver and 0.49 g/t gold

○	Including 11.2 meters at 1,664.80 g/t silver and 0.85 g/t gold

○	Also including 5.5 meters at 2,249.39 g/t silver and 1.01 g/t gold

●	H26D-6166: 20.0 meters at 460.82 g/t silver and 0.32 g/t gold

○	Including 6.1 meters at 952.37 g/t silver and 0.54 g/t gold

○	Also including 1.6 meters at 2,650.00 g/t silver and 0.91 g/t gold

●	H26D-6172: 6.1 meters at 28.65 g/t silver and 21.12 g/t gold

○	Including 1.5 meters at 49.40 g/t silver and 43.00 g/t gold

Brimstone Drill Highlights:

●	H26D-6167A: 5.5 meters at 1,345.27 g/t silver and 0.56 g/t gold

○	Including 1.8 meters at 4,074.00 g/t silver and 1.43 g/t gold

Diane Garrett, Executive Chairman and CEO, commented: “These are some of the strongest results we’ve seen from the Drill Program. We’re not just confirming the high-grade silver system, we’re extending it and are consistently intersecting thick, continuous, high-grade mineralization. We have also intersected a high-grade gold interval higher in the known system that we intend to follow up on as we are seeing an increasing number of higher-grade gold intercepts in this area of Vortex. These results continue to confirm our exploration strategy and underpin the potential for a high-grade underground mine. With the system open in all directions and at depth, we see a clear opportunity for continued expansion and growth of these high-grade mineralized systems.”

Drill results can be viewed in 3D using VRIFY at the following link:

https://vrify.com/meetings/recordings/9b47dc5c-bbbe-4db2-a4d5-9040ce5763bc

VRIFY note: Drill results reflect only those reported in this press release dated September 9, 2026, along with selected historical drill results relevant to the current targets discussed in the press release. The results presented do not represent all historical drilling completed at Hycroft.

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Table 1. Drill Intercept Highlights

Hole ID	FROM	TO	INTERVAL	GRADE
	(meters)	(meters)	(meters)	Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Vortex High-Grade System
H26D-6166	481.7	501.7	20.0	460.82	0.32	484.82	6.46
Including	485.0	489.4	4.4	597.03	0.21	612.78	8.17
Including	495.6	501.7	6.1	952.37	0.54	992.87	13.24
Also Including	498.9	500.5	1.6	2,650.00	0.91	2,718.25	36.24

H26D-6090	390.1	396.3	6.2	11.17	2.08	167.17	2.23
	414.2	427.3	13.1	110.24	0.25	128.99	1.72
Including	417.4	419.8	2.4	392.61	0.42	424.11	5.65
	435.4	465.9	30.5	780.53	0.49	817.28	10.90
Including	453.5	464.7	11.2	1,664.80	0.85	1,728.55	23.05
Also Including	453.5	459.0	5.5	2,249.39	1.01	2,325.14	31.00

H26D-6172	293.2	299.3	6.1	28.65	21.12	1,612.65	21.50
Including	296.3	297.8	1.5	49.40	43.00	3,274.40	43.66
	335.7	358.7	23.0	137.23	0.69	188.98	2.52
	369.1	381.4	12.3	112.91	0.25	131.66	1.76
	414.8	436.5	21.7	121.94	0.89	188.69	2.52
Including	421.4	424.0	2.6	515.98	0.35	542.23	7.23
	446.6	457.7	11.1	177.97	0.62	224.47	2.99

H26D-6173	370.9	377.0	6.1	33.99	2.63	231.24	3.08
	389.3	396.7	7.4	134.13	0.29	155.88	2.08
Including	394.0	396.7	2.7	284.05	0.38	312.55	4.17

Brimstone High-Grade System
H26D-6167A	309.9	315.4	5.5	1,345.27	0.56	1,387.27	18.50
Including	313.6	315.4	1.8	4,074.00	1.43	4,181.25	55.75

Note: $3,600/oz gold and $48/oz silver are used for gold equivalent (AuEQ) and silver equivalent (AgEQ) numbers

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Vortex Results

Hole H26D-6090 and H26D-6166 returned 30.5 meters at 780.53 g/t silver and 20.0 meters at 460.82 g/t silver, respectively. Both were drilled offsetting H25D-6070 and H25D-6072 and connect that 2025 step-out drilling to the main Vortex trend. Mineralization remains open to the west, down dip along the Central and Albert faults, currently interpreted as two of the more productive feeder structures at Vortex, and to the north and south.

Holes H26D-6172 tested the northern flank of Vortex and hit four separate silver intervals down hole in the footwall of the Break fault: 23.0 meters at 137.23 g/t silver and 0.69 g/t gold, 12.3 meters at 112.91 g/t silver and 0.25 g/t gold, 21.7 meters at 121.94 g/t silver and 0.89 g/t gold, and 11.1 meters at 177.97 g/t silver and 0.62 g/t gold, demonstrating the vertical continuity and extent of Vortex in this area.

H26D-6173, drilled down dip to the west of H26D-6172, returned 7.4 meters at 134.13 g/t silver, including 2.7 meters at 284.05 g/t silver, and 6.1 meters at 33.99 g/t silver and 2.63 g/t gold. These results further extend the high-grade continuity along the northern flank of the system.

Hole H26D-6172 also returned a high-grade gold interval higher in the hole, 6.1 meters at 21.12 g/t gold, including 1.5 meters at 43.00 g/t gold. This intercept lies higher in the Vortex high-grade silver system. With an increasing number of higher-grade gold intercepts in this area, the Company is planning follow-up drilling to determine the orientation and extent of this mineralization and whether it represents a separate high-grade gold system.

Figure 1.

Vortex High-Grade System

Brimstone Results

At Brimstone, the strategy is to develop the high-grade stockwork vein zone, test the controls on mineralization to the north, south and down dip, and identify and develop high-grade opportunities. Hole H26D-6167A was designed to test and extend high-grade mineralization to the north. The hole encountered a 30-meter silicified breccia that hosted high-grade silver, intersecting 5.5 meters at 1,345.27 g/t silver, including an impressive 1.8 meters at 4,074.00 g/t silver. This intercept opens up additional target opportunities and follow-up drilling is being planned.

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Figure 2.

Brimstone High-Grade System

Qualified Person

The Company’s Qualified Person for exploration is Alex Davidson, Vice President, Exploration, who has reviewed and approved the scientific and technical information contained in this news release.

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About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in Nevada, a Tier-1 mining jurisdiction. With a long history of heap leach operations, Hycroft is advancing to the next phase of operations for processing sulfide mineralization. In addition, Hycroft is engaged in a robust exploration drill program (2025-2026 Exploration Drill Program) to expand and advance the two new high-grade silver systems Brimstone and Vortex. These discoveries represent a significant value driver for the Hycroft Mine.

For Further Information

Investor Relations:

E: info@hycroftmining.com

P: 775-245-0564

Media:

E: media@hycroftmining.com

P: 775-245-0564

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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